Exhibit 10.2

Notice of Grant of Performance-Based Units (TSR)
[Name] [Address] [Address]

Subject to the terms and conditions of the 2010 Value Creation Rewards Plan (the “Plan”) and the Award Agreement, you have been granted an award of performance-based Restricted Stock Units, as follows:

Grant Date:	January 10, 2013
Number of Shares:	Your award consists of _____ Performance-Based Units (TSR) (each a “Unit”).
Vesting Schedule:	Your Performance-Based Units (TSR) will vest on the third anniversary of the Grant Date.
Settlement:	You will have the option to settle your Award by receiving (a) the Shares underlying your vested Performance-Based Units (TSR), or (b) cash.

This Notice of Grant describes your Award and the terms and conditions of your Award. To ensure you fully understand these terms and conditions, you should:

•	Read the Plan carefully to ensure you understand how the Plan works; and

•	Read this Notice of Grant and corresponding Award Agreement carefully to ensure you understand the nature of your Award and what you must do to earn it.

You may contact ___________ by telephone (____________) or email (_______________) if you have any questions about your Award or the Award Agreement.

Notice of Grant of Performance-Based Units (ROIC)
[Name] [Address] [Address]

Subject to the terms and conditions of the 2010 Value Creation Rewards Plan (the “Plan”) and the Award Agreement, you have been granted an award of performance-based Restricted Stock Unit, as follows:

Grant Date:	January 10, 2013
Number of Shares:	Your award consists of _____ Performance-Based Units (ROIC) (each a “Unit”).
Vesting Schedule:	Your Performance-Based Units (ROIC) will vest on the third anniversary of the Grant Date.
Settlement:	Your Award will be settled in Shares.

This Notice of Grant describes your Award and the terms and conditions of your Award. To ensure you fully understand these terms and conditions, you should:

•	Read the Plan carefully to ensure you understand how the Plan works; and

•	Read this Notice of Grant and corresponding Award Agreement carefully to ensure you understand the nature of your Award and what you must do to earn it.

You may contact ___________ by telephone (____________) or email (_______________) if you have any questions about your Award or the Award Agreement.

Notice of Grant of Time-Based Restricted Stock Units
[Name] [Address] [Address]

Subject to the terms and conditions of the 2010 Value Creation Rewards Plan (the “Plan”) and the Award Agreement, you have been granted a Restricted Stock Unit award, as follows:

Grant Date:	January 10, 2013
Number of Shares:	Your award consists of _____ Restricted Stock Units (each a “Unit”).
Vesting Schedule:	Your Restricted Stock Units will vest on the third anniversary of the Grant Date.
Settlement:	If the restrictions on your Restricted Stock Units lapse, your Restricted Stock Units will be settled in Shares.

This Notice of Grant describes your Award and the terms and conditions of your Award. To ensure you fully understand these terms and conditions, you should:

•	Read the Plan carefully to ensure you understand how the Plan works; and

•	Read this Notice of Grant and corresponding Award Agreement carefully to ensure you understand the nature of your Award and what you must do to earn it.

You may contact ___________ by telephone (____________) or email (_______________) if you have any questions about your Award or the Award Agreement.

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